SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 6, 2006
FLOWSERVE CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-13179 (Commission File Number)	31-0267900 (I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas (Address of principal executive offices)	75039 (Zip Code)
Registrant’s telephone number, including area code: (972) 443 — 6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
Form of Restrictive Covenants Agreement - Jojo, Pajonas & Fehlman
Form of Restrictive Covenants Agreement - Kling, Blinn, Shuff, etc.
Form of Restricted Stock Agreement
Form of Incentive Stock Option Agreement
Form of Nonqualified Stock Option Agreement

Item 1.01. Entry into a Material Definitive Agreement.
     On March 6, 2006, Flowserve Corporation (the “Company”) entered into Restrictive Covenants Agreements (the “Restrictive Covenants Agreements”) with each of its executive officers and certain of its corporate officers (each referred to herein as an “Officer,” and collectively as the “Officers”). The Restrictive Covenants Agreements provide that the Officer will not disclose or inappropriately use any of the Company’s confidential information during the period of the Officer’s employment or at any time thereafter, except as required by law or as directed by the Company. The Restrictive Covenants Agreements also provide that the Officers shall not, at any time during the Officer’s employment or for a period of one year thereafter (the “Non-Competition Period”):
•	work in any capacity for a Competing Business (as defined in the Restrictive Covenants Agreement), except that the Officer may own the securities of any business traded on any national securities exchange or NASDAQ, provided that the Officer is not a controlling person of such business and provided further that the Officer may not own three percent or more of any class of securities of such business;

•	solicit business from or attempt to transact business with any customer or prospective customer of the Company with whom the Company transacted business or solicited within the preceding twenty-four months and with whom the Officer had contact during his or her employment with the Company; or

•	hire or solicit for employment any current employee of the Company or former employee of the Company whose employment with the Company ceased less than three months earlier.
     In the event that the Officer accepts or intends to accept an offer from a Competing Business (as defined in the Restrictive Covenants Agreements), the Restrictive Covenants Agreements provide that the Company may, in its sole discretion, invoke the non-competition requirements as described above and the Officer will be eligible to receive severance payments (as outlined in the Restrictive Covenants Agreement) during the Non-Competition Period.
     The Restrictive Covenants Agreements entered into by Lewis M. Kling, Mark A. Blinn, Ronald F. Shuff, Joseph R. Pinkston, III, John H. Jacko, Jr., Mark D. Dailey, Thomas E. Ferguson, Andrew J. Beall, Jerry L. Rockstroh, Richard J. Guiltinan, Jr., and Deborah K. Bethune also provide that if the Officer breaches any of the restrictions described above it will entitle the Company to:
•	require Officer to forfeit all stock options granted to Officer through Officer’s 2006 Incentive Stock Option Agreement and/or Officer’s 2006 Nonqualified Stock Option Agreement which have not vested as of the date of such violation

•	require Officer to forfeit all stock granted to Officer through Officer’s 2006 Restricted Stock Agreement which has not vested as of the date of such violation;

•	require Officer to sell to the Company all shares of the Company Officer acquired by exercising the stock options Officer received through Officer’s 2006 Incentive Stock Agreement and/or 2006 Nonqualified Stock Option Agreement and which vested within twelve (12) months prior to the date of such violation for the lesser of (a) the exercise price paid by Officer for such shares or (b) the fair market value of such shares on the date of sale to the Company;

•	require Officer to sell to the Company all stock granted to Officer through Officer’s 2006 Restricted Stock Agreement which vested within twelve (12) months prior to the date of such violation for the fair market value of such shares on the date of sale to the Company;

•	recover from Officer any gain that Officer realized on the sale of any shares of the Company acquired by Officer pursuant to Officer’s 2006 Incentive Stock Agreement, Officer’s 2006 Restricted Stock Agreement and/or Officer’s 2006 Nonqualified Stock Option Agreement which vested within twelve (12) months prior to the date of such violation;

•	discontinue future grants of stock, stock options (whether qualified or nonqualified) or other equity awards under any equity incentive plan in which Officer may participate;

•	obtain damages incurred by the Company as a result of the breach and recover its attorneys’ fees, costs and expenses incurred in such actions, in addition to any other legal remedies.
     The above discussion of the Restrictive Covenants Agreements is a summary description and is qualified in its entirety by the terms and conditions of the Restrictive Covenants Agreements. For complete descriptions of the terms and conditions summarized in this current report on Form 8-K, reference the Form Restrictive Covenants Agreements attached hereto as Exhibits 10.1 and 10.2 which are incorporated herein by reference.
Item 8.01 Other Events.
     Pursuant to previous delegation of authority by the Compensation Committee of the Board of Directors, and in correlation with the Restrictive Covenants Agreements discussed above, the Company has incorporated new restrictive terms into the new forms of agreements for grants of restricted stock, incentive stock options, and nonqualified stock options (collectively, the “New Award Agreements”) under the Company’s 2004 Stock Compensation Plan (the “2004 Plan”). Certain officers of the Company will be required to enter into the New Award Agreements in connection with future grants under the 2004 Plan.
     The New Award Agreements are attached hereto as Exhibits 10.3, 10.4 and 10.5.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1	Form of Restrictive Covenants Agreement entered into on March 6, 2006 between the Company and each of Linda P. Jojo, Thomas L. Pajonas and Paul W. Fehlman.

10.2	Form of Restrictive Covenants Agreement entered into on March 6, 2006 between the Company and each of Lewis M. Kling, Mark A. Blinn, Ronald F. Shuff, Joseph R. Pinkston, III, John H. Jacko, Jr., Mark D. Dailey, Thomas E. Ferguson, Andrew J. Beall, Jerry L. Rockstroh, Richard J. Guiltinan, Jr., and Deborah K. Bethune.

10.3	Form of Restricted Stock Agreement for certain officers pursuant to the Company’s 2004 Stock Compensation Plan.

10.4	Form of Incentive Stock Option Agreement for certain officers pursuant to the Company’s 2004 Stock Compensation Plan.

Exhibit
Number	Description
10.5	Form of Nonqualified Stock Option Agreement for certain officers pursuant to the Company’s 2004 Stock Compensation Plan.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION

	By:	/s/ Ronald F. Shuff

Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: March 9, 2006

Index to Exhibits

Exhibit
Number	Description
10.1	Form of Restrictive Covenants Agreement entered into on March 6, 2006 between the Company and each of Linda P. Jojo, Thomas L. Pajonas and Paul W. Fehlman.

10.2	Form of Restrictive Covenants Agreement entered into on March 6, 2006 between the Company and each of Lewis M. Kling, Mark A. Blinn, Ronald F. Shuff, Joseph R. Pinkston, III, John H. Jacko, Jr., Mark D. Dailey, Thomas E. Ferguson, Andrew J. Beall, Jerry L. Rockstroh, Richard J. Guiltinan, Jr., and Deborah K. Bethune.

10.3	Form of Restricted Stock Agreement for certain officers pursuant to the Company’s 2004 Stock Compensation Plan.

10.4	Form of Incentive Stock Option Agreement for certain officers pursuant to the Company’s 2004 Stock Compensation Plan.

10.5	Form of Nonqualified Stock Option Agreement for certain officers pursuant to the Company’s 2004 Stock Compensation Plan.